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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-21507

Evergreen Utilities and High Income Fund
_____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street
Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices)           (Zip code)

Michael H. Koonce, Esq.
200 Berkeley Street

Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code:        (617) 210-3200

Date of fiscal year end:      August 31, 2008

  Date of reporting period:    August 31, 2008

Item 1 - Reports to Stockholders.

Evergreen Utilities And High Income Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
24	STATEMENT OF CASH FLOWS
25	NOTES TO FINANCIAL STATEMENTS
37	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
38	AUTOMATIC DIVIDEND REINVESTMENT PLAN
39	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

October 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Utilities and High Income Fund for the twelve-month period ended August 31, 2008 (the “period”).

Capital markets came under extreme pressure during the period as investors confronted a variety of challenges that ranged from faltering credit markets and deteriorating housing values to rapidly rising energy costs and intensifying inflationary pressures. All these factors contributed to growing fears that the domestic economy might be moving toward a significant slump that potentially could undermine the growth of the global economy. Against this backdrop, the stock prices of U.S. companies of all sizes and virtually all sectors fell. The declines over the period came even after a reversal of direction in August 2008, the final month of the period, when falling energy prices and the stabilizing U.S. dollar helped most equity benchmarks generate gains. In this environment, utilities stocks constituted one of the few stock groups to yield positive results over the period. Outside the United States, stocks in both industrial and emerging market nations slumped, reflecting concerns about the potentially contagious effects of problems in the United States. In the domestic fixed income market, widespread credit problems dragged down the prices of virtually all types of securities carrying credit risk. Treasuries and other high-quality securities held up relatively well for the period. In contrast, high yield corporate bonds underperformed most other sectors, even after high yield benchmarks produced positive returns in the final month of the fiscal year. In world bond markets, sovereign government securities in industrialized nations outperformed other groups, while emerging market debt and high yield corporate bonds underperformed.

Despite many warning signals, the U.S. economy appeared to defy expectations for recession. While the nation’s real Gross Domestic Product grew at an annual rate of just 0.9% in the first quarter of 2008, growth accelerated to a 3.3% pace in the second quarter. The combination of a weak currency, which supported exports, and the injection of tax-rebate checks sustained the expansion, cushioning the impacts of weakening employment, slowing profit growth and rising inflation. Moreover, problems in the credit markets persisted, with major financial institutions continuing to report significant credit losses. In the face of these threats, the federal government intervened. The Federal Reserve Board (the “Fed”) steadily relaxed monetary policy in an effort to inject new liquidity into the nation’s financial system. The Fed slashed the key fed funds

LETTER TO SHAREHOLDERS continued

rate from 5.25% to 2.00% between August 2007 and April 2008. The central bank also initiated policy changes to make funds more available to financial institutions, including commercial and investment banks. In early September 2008, shortly after the fund’s fiscal year end, the U.S. Treasury Department acted forcefully to take control over both Fannie Mae and Freddie Mac, the two giant mortgage institutions that had been seriously weakened by the upheaval in the mortgage market. The Treasury’s actions were seen as major initiatives to instill confidence in the economy by supporting the mortgage market.

During a volatile and challenging period in the stock and bond markets, the investment managers of Evergreen Utilities and High Income Fund maintained their emphasis on the pursuit of a high level of current income and moderate capital growth for investors. The managers kept this closed-end fund well-diversified with exposures to common stocks and convertible securities of utilities companies and to high yield corporate bonds.

At the same time, Evergreen Investments was able to resolve the challenge to the fund that emanated from the loss of liquidity in the credit markets. As we discussed in our letter to you six months ago, the liquidity crisis affected the general market for Auction Market Preferred Shares (“AMPS”), which the fund had used to create leverage in pursuit of its income objective. As a consequence, holders of these preferred shares temporarily were not able to sell them at auction. In addition to depriving these holders of liquidity, this situation also disadvantaged the fund by increasing its borrowing costs. Fortunately, Evergreen successfully obtained debt financing that was used to redeem the fund’s outstanding AMPS in May and resolve the situation.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

LETTER TO SHAREHOLDERS continued

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notices to Shareholders:

•

NYSE Euronext (NYX) completed its acquisition of the American Stock Exchange (Amex). Amex became a subsidiary of NYSE Euronext under the new name NYSE Alternext US LLC. In December 2008, it is anticipated that the Fund, along with more than 500 Amex-listed companies, will trade on NYSE Euronext.

•

Dennis Ferro, President and Chief Executive Officer (CEO) of Evergreen Investments, will retire at the end of 2008 and Peter Cieszko, current President of Global Distribution, will succeed Mr. Ferro as President and CEO at that time. Additionally, David Germany has been named the new Chief Investment Officer (CIO). Please visit our Web site at EvergreenInvestments.com for additional information regarding these announcements.

•

On October 3, 2008, Wachovia Corporation, parent company of Evergreen Investments, and Wells Fargo & Company announced a definitive agreement whereby Wells Fargo will acquire Wachovia in a stock-for-stock transaction. Please visit Wachovia.com for additional information regarding this announcement.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended August 31,

	2008	2007	2006	2005	2004[1]

Net asset value, beginning of period	$24.05	$23.16	$25.43	$19.76	$19.10[2]

Income from investment operations
Net investment income (loss)	2.49[3]	2.81[3]	4.07[3]	1.80	0.77
Net realized and unrealized gains or losses on investments	(4.18)	2.37	(0.51)	5.64	0.34
Distributions to preferred shareholders from[3]
Net investment income	(0.33)	(0.30)	(0.39)	(0.15)	(0.02)
Net realized gains	0	(0.20)	(0.02)	(0.04)	0

Total from investment operations	(2.02)	4.68	3.15	7.25	1.09

Distributions to common shareholders from
Net investment income	(2.76)	(3.79)	(2.76)	(1.58)	(0.30)
Net realized gains	(1.77)	0	(2.67)	0	0

Total distributions to common shareholders	(4.53)	(3.79)	(5.43)	(1.58)	(0.30)

Offering costs charged to capital for
Common shares	0	0	0	0	(0.04)
Preferred shares	0	0	0.01 [3,4]	0	(0.09)

Total offering costs	0	0	0.01	0	(0.13)

Net asset value, end of period	$17.50	$24.05	$23.16	$25.43	$19.76

Market value, end of period	$21.02	$27.30	$23.50	$22.21	$18.29

Total return based on market value[5]	(7.86%)	34.05%	35.89%	31.00%	(7.05)%

Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$156,384	$209,066	$195,955	$250,826	$227,328
Liquidation value of preferred shares, end of period (thousands)	N/A	$80,000	$80,000	$80,000	$80,000
Asset coverage ratio, end of period	N/A	360%	341%	406%	284%
Ratios to average net assets
Expenses including waivers/reimbursements and interest expense but excluding expense reductions	1.89%	1.42%	1.70%	1.49%	1.31%[6]
Expenses including interest expense but excluding waivers/reimbursements and expense reductions	1.92%	1.42%	1.70%	1.54%	1.31%[6]
Interest expense	0.52%	0.22%	0.31%	0.30%	0.29%[6]
Net investment income (loss)[7]	10.33%	9.41%	16.00%	8.50%	12.05%[6]
Portfolio turnover rate	153%	117%	122%	126%	55%

1	For the period from April 30, 2004 (commencement of operations), to August 31, 2004.
2	Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.
3	Calculated based on average common shares outstanding during the period.
4	Amount represents a refund of certain preferred share offering expenses.
5

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

6	Annualized
7	The net investment income (loss) ratio reflects distributions paid to preferred shareholders.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

August 31, 2008

	Principal Amount	Value

CORPORATE BONDS 38.6%
CONSUMER DISCRETIONARY 7.1%
Auto Components 0.5%
Cooper Standard Automotive, Inc., 7.00%, 12/15/2012	$45,000	$36,675
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	530,000	397,500
Goodyear Tire & Rubber Co., 9.00%, 07/01/2015	245,000	252,963

		687,138

Automobiles 0.0%
General Motors Corp., 6.75%, 12/01/2014	60,000	32,613

Diversified Consumer Services 0.1%
Carriage Services, Inc., 7.875%, 01/15/2015	20,000	18,300
Service Corporation International, 6.75%, 04/01/2015	10,000	9,375
Sotheby’s, 7.75%, 06/15/2015 144A	160,000	154,632

		182,307

Hotels, Restaurants & Leisure 1.7%
Boyd Gaming Corp., 7.75%, 12/15/2012	155,000	140,663
Caesars Entertainment, Inc.:
7.875%, 03/15/2010 ρ	315,000	270,112
8.125%, 05/15/2011	135,000	95,175
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	360,000	258,300
Isle of Capri Casinos, Inc., 7.00%, 03/01/2014	811,000	583,920
MGM MIRAGE, 8.50%, 09/15/2010	75,000	72,938
Pinnacle Entertainment, Inc., 8.75%, 10/01/2013	30,000	29,775
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	300,000	314,250
Seneca Gaming Corp., 7.25%, 05/01/2012	205,000	183,987
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	450,000	367,875
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	265,000	268,975

		2,585,970

Household Durables 1.4%
Centex Corp., 5.80%, 09/15/2009	285,000	277,875
D.R. Horton, Inc.:
4.875%, 01/15/2010	125,000	117,500
5.00%, 01/15/2009	245,000	243,775
8.00%, 02/01/2009	165,000	165,825
9.75%, 09/15/2010	155,000	152,675
Hovnanian Enterprises, Inc.:
6.00%, 01/15/2010	90,000	76,050
6.50%, 01/15/2014	61,000	38,735
11.50%, 05/01/2013 144A	30,000	30,788
KB Home, 8.625%, 12/15/2008	90,000	91,012
Lennar Corp.:
5.125%, 10/01/2010	340,000	292,400
7.625%, 03/01/2009	110,000	107,250
Libbey, Inc., FRN, 9.93%, 06/01/2011	390,000	390,975

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Household Durables continued
Meritage Homes Corp., 7.00%, 05/01/2014	$185,000	$148,000
Pulte Homes, Inc.:
7.875%, 08/01/2011	35,000	34,300
8.125%, 03/01/2011	65,000	64,350

		2,231,510

Internet & Catalog Retail 0.1%
Ticketmaster, 10.75%, 08/01/2016 144A	80,000	82,400

Media 1.7%
Charter Communications, Inc.:
8.00%, 04/30/2012 144A	90,000	87,300
10.875%, 09/15/2014 144A	720,000	759,600
CSC Holdings, Inc., 7.625%, 04/01/2011	345,000	348,450
DIRECTV Holdings, LLC, 7.625%, 05/15/2016 144A	10,000	10,025
Idearc, Inc., 8.00%, 11/15/2016	690,000	315,675
Lamar Media Corp.:
6.625%, 08/15/2015	545,000	486,412
7.25%, 01/01/2013	35,000	33,425
Mediacom Broadband, LLC, 8.50%, 10/15/2015	5,000	4,588
Mediacom, LLC, 7.875%, 02/15/2011	105,000	100,012
R.H. Donnelley Corp., 11.75%, 05/15/2015 144A	405,000	299,700
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	170,000	166,600

		2,611,787

Multi-line Retail 0.2%
Macy’s, Inc., 7.875%, 07/15/2015	85,000	85,771
Neiman Marcus Group, Inc., 9.00%, 10/15/2015	145,000	141,738

		227,509

Specialty Retail 0.8%
American Achievement Corp., 8.25%, 04/01/2012 144A	550,000	541,750
AutoZone, Inc., 6.50%, 01/15/2014	55,000	55,756
Best Buy Co., Inc., 6.75%, 07/15/2013 144A	55,000	56,371
Home Depot, Inc., 5.875%, 12/16/2036	135,000	106,825
Payless ShoeSource, Inc., 8.25%, 08/01/2013 µ	445,000	407,175

		1,167,877

Textiles, Apparel & Luxury Goods 0.6%
Oxford Industries, Inc., 8.875%, 06/01/2011 µ	953,000	931,557

CONSUMER STAPLES 0.8%
Beverages 0.0%
Constellation Brands, Inc., 8.375%, 12/15/2014	10,000	10,375

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES continued
Food & Staples Retailing 0.2%
Ingles Markets, Inc., 8.875%, 12/01/2011	$170,000	$173,400
Rite Aid Corp., 10.375%, 07/15/2016	95,000	90,725

		264,125

Food Products 0.4%
Dean Foods Co., 6.625%, 05/15/2009	40,000	39,900
Del Monte Foods Co.:
6.75%, 02/15/2015	145,000	137,025
8.625%, 12/15/2012	280,000	284,200
Pilgrim’s Pride Corp.:
7.625%, 05/01/2015	190,000	169,100
8.375%, 05/01/2017	45,000	36,675
Smithfield Foods, Inc., 7.75%, 07/01/2017	40,000	36,000

		702,900

Household Products 0.0%
Church & Dwight Co., 6.00%, 12/15/2012	50,000	49,000

Personal Products 0.2%
Central Garden & Pet Co., 9.125%, 02/01/2013	380,000	317,300

ENERGY 5.4%
Energy Equipment & Services 1.2%
Bristow Group, Inc., 7.50%, 09/15/2017	240,000	231,600
GulfMark Offshore, Inc., 7.75%, 07/15/2014	225,000	222,750
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014 µ	625,000	584,375
Parker Drilling Co., 9.625%, 10/01/2013	395,000	414,750
PHI, Inc., 7.125%, 04/15/2013 µ	505,000	477,856

		1,931,331

Oil, Gas & Consumable Fuels 4.2%
Chesapeake Energy Corp.:
6.875%, 01/15/2016 µ	970,000	936,050
7.25%, 12/15/2018	15,000	14,700
El Paso Corp.:
7.00%, 06/15/2017	50,000	49,238
7.75%, 01/15/2032	15,000	14,806
Encore Acquisition Co.:
6.00%, 07/15/2015	305,000	267,638
6.25%, 04/15/2014	70,000	63,000
Exco Resources, Inc., 7.25%, 01/15/2011 µ	450,000	447,750
Ferrellgas Partners, LP, 6.75%, 05/01/2014 144A	310,000	268,925

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Forest Oil Corp.:
7.25%, 06/15/2019	$125,000	$115,625
7.25%, 06/15/2019 144A	150,000	138,750
Frontier Oil Corp., 6.625%, 10/01/2011	170,000	166,175
Newfield Exploration Co.:
6.625%, 04/15/2016	240,000	224,700
7.125%, 05/15/2018	115,000	108,963
Peabody Energy Corp.:
5.875%, 04/15/2016	665,000	638,400
7.875%, 11/01/2026	105,000	105,000
Petrohawk Energy Corp., 7.875%, 06/01/2015 144A	530,000	496,875
Plains Exploration & Production Co.:
7.625%, 06/01/2018	140,000	132,650
7.75%, 06/15/2015	180,000	172,350
Quicksilver Resources, Inc., 7.75%, 08/01/2015	160,000	155,600
Range Resources Corp., 7.25%, 05/01/2018	15,000	14,625
Sabine Pass LNG, LP:
7.25%, 11/30/2013	875,000	778,750
7.50%, 11/30/2016	25,000	22,000
SandRidge Energy, Inc., 8.00%, 06/01/2018 144A	55,000	51,838
Southwestern Energy Co., 7.50%, 02/01/2018 144A	110,000	113,025
Tesoro Corp.:
6.50%, 06/01/2017	515,000	433,887
6.625%, 11/01/2015	10,000	8,725
Williams Cos.:
7.125%, 09/01/2011	560,000	579,990
8.125%, 03/15/2012	95,000	101,413

		6,621,448

FINANCIALS 6.5%
Capital Markets 0.2%
E*TRADE Financial Corp.:
7.375%, 06/15/2011	5,000	4,300
8.00%, 09/15/2013	5,000	4,550
12.50%, 11/30/2017	30,000	32,250
12.50%, 11/30/2017 144A	210,000	225,750
Lehman Brothers Holdings, Inc., 6.875%, 05/02/2018	95,000	88,599

		355,449

Consumer Finance 3.7%
American Express Credit Co., 7.30%, 08/20/2013	230,000	233,885
Ford Motor Credit Co., LLC:
5.70%, 01/15/2010	1,780,000	1,553,571
5.80%, 01/12/2009	415,000	407,244

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance continued
Ford Motor Credit Co., LLC:
7.375%, 10/28/2009	$70,000	$65,077
9.75%, 09/15/2010	300,000	261,476
General Motors Acceptance Corp., LLC:
6.875%, 09/15/2011	325,000	201,797
6.875%, 08/28/2012	1,865,000	1,094,925
7.75%, 01/19/2010	405,000	323,281
8.00%, 11/01/2031	840,000	453,822
FRN, 4.05%, 05/15/2009	830,000	730,533
Sprint Capital Corp., 6.875%, 11/15/2028	575,000	489,978

		5,815,589

Diversified Financial Services 0.9%
Citigroup, Inc., 6.50%, 08/19/2013	245,000	245,524
JPMorgan Chase & Co., FRN, 7.90%, 12/31/2049	275,000	250,558
Leucadia National Corp.:
7.125%, 03/15/2017	70,000	66,238
8.125%, 09/15/2015 µ	825,000	834,281

		1,396,601

Real Estate Investment Trusts 1.4%
Host Marriott Corp.:
7.125%, 11/01/2013	535,000	506,912
Ser. O, 6.375%, 03/15/2015	30,000	26,250
Ser. Q, 6.75%, 06/01/2016	545,000	471,425
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014 µ	890,000	856,625
Ventas, Inc., 7.125%, 06/01/2015	275,000	274,313

		2,135,525

Thrifts & Mortgage Finance 0.3%
Residential Capital, LLC:
8.50%, 05/15/2010 144A	120,000	83,400
9.625%, 05/15/2015 144A	352,000	117,920
Step Bond:
8.125%, 11/21/2008 ††	95,000	85,500
8.375%, 06/30/2010 ††	840,000	222,600

		509,420

HEALTH CARE 1.7%
Health Care Equipment & Supplies 0.0%
Universal Hospital Services, Inc., 8.50%, 06/01/2015	12,000	12,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Health Care Providers & Services 1.7%
HCA, Inc., 9.25%, 11/15/2016 µ	$1,415,000	$1,459,219
Humana, Inc., 7.20%, 06/15/2018	275,000	270,508
Omnicare, Inc.:
6.125%, 06/01/2013 µ	710,000	660,300
6.875%, 12/15/2015	350,000	330,750

		2,720,777

INDUSTRIALS 4.3%
Aerospace & Defense 2.2%
Alliant Techsystems, Inc., 6.75%, 04/01/2016	175,000	171,062
DRS Technologies, Inc.:
6.625%, 02/01/2016	265,000	274,275
7.625%, 02/01/2018	60,000	63,450
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015 µ	2,170,000	2,056,075
6.375%, 10/15/2015 µ	930,000	895,125

		3,459,987

Building Products 0.1%
Ply Gem Industries, Inc., 11.75%, 06/15/2013 144A	130,000	118,950

Commercial Services & Supplies 1.1%
Allied Waste North America, Inc., 6.875%, 06/01/2017	5,000	4,950
Browning-Ferris Industries, Inc.:
7.40%, 09/15/2035	470,000	430,050
9.25%, 05/01/2021	315,000	332,325
Corrections Corporation of America, 6.25%, 03/15/2013	10,000	9,850
Geo Group, Inc., 8.25%, 07/15/2013	30,000	30,450
Iron Mountain, Inc., 8.00%, 06/15/2020	5,000	4,888
Mobile Mini, Inc., 6.875%, 05/01/2015	300,000	257,250
Toll Corp.:
8.25%, 02/01/2011	540,000	521,100
8.25%, 12/01/2011	65,000	62,725

		1,653,588

Machinery 0.6%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	1,125,000	978,750

Road & Rail 0.2%
Avis Budget Car Rental, LLC, 7.75%, 05/15/2016	145,000	99,687
Hertz Global Holdings, Inc.:
8.875%, 01/01/2014	95,000	89,419
10.50%, 01/01/2016	15,000	13,313
Kansas City Southern, 7.50%, 06/15/2009	170,000	172,762

		375,181

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Trading Companies & Distributors 0.1%
United Rentals, Inc., 6.50%, 02/15/2012	$140,000	$125,650

INFORMATION TECHNOLOGY 1.6%
Communications Equipment 0.1%
EchoStar Corp.:
7.125%, 02/01/2016	50,000	46,250
7.75%, 05/31/2015	100,000	96,000

		142,250

Electronic Equipment & Instruments 0.9%
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	480,000	463,200
Jabil Circuit, Inc., 8.25%, 03/15/2018 µ	920,000	922,300
Sanmina-SCI Corp., 8.125%, 03/01/2016	105,000	95,287

		1,480,787

IT Services 0.4%
First Data Corp., 9.875%, 09/24/2015 144A	165,000	142,519
Lender Processing Services, Inc., 8.125%, 07/01/2016 144A	175,000	178,719
SunGard Data Systems, Inc., 4.875%, 01/15/2014	95,000	83,956
Unisys Corp., 6.875%, 03/15/2010	240,000	229,800

		634,994

Semiconductors & Semiconductor Equipment 0.2%
Freescale Semiconductor, Inc., 9.125%, 12/15/2014	65,000	51,025
Spansion, Inc., FRN, 5.81%, 06/01/2013 144A	350,000	245,000

		296,025

MATERIALS 4.7%
Chemicals 1.8%
Airgas, Inc., 7.125%, 10/01/2018 144A	20,000	20,250
ARCO Chemical Co.:
9.80%, 02/01/2020	345,000	251,850
10.25%, 11/01/2010	30,000	30,150
Huntsman, LLC:
7.375%, 01/01/2015	65,000	59,800
11.625%, 10/15/2010	375,000	389,062
Koppers Holdings, Inc.:
9.875%, 10/15/2013	45,000	47,475
Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 † µ	440,000	393,800
Millenium America, Inc., 7.625%, 11/15/2026	400,000	234,000
Momentive Performance Materials, Inc.:
9.75%, 12/01/2014	115,000	104,363
10.125%, 12/01/2014 ρ	490,000	431,200

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Chemicals continued
Mosaic Co.:
7.30%, 01/15/2028	$260,000	$251,791
7.875%, 12/01/2016 144A	333,000	350,729
Tronox Worldwide, LLC, 9.50%, 12/01/2012 µ	400,000	196,000

		2,760,470

Construction Materials 0.6%
CPG International, Inc.:
10.50%, 07/01/2013	705,000	546,375
FRN, 9.90%, 07/01/2012	125,000	95,625
CRH America, Inc., 8.125%, 07/15/2018	100,000	102,163
Texas Industries, Inc., 7.25%, 07/15/2013 144A	140,000	132,650

		876,813

Containers & Packaging 0.9%
Berry Plastics Holdings Corp., 8.875%, 09/15/2014	105,000	87,675
Exopack Holding Corp., 11.25%, 02/01/2014	615,000	542,737
Graphic Packaging International, Inc.:
8.50%, 08/15/2011 µ	380,000	376,200
9.50%, 08/15/2013	180,000	170,100
Smurfit-Stone Container Corp., 8.375%, 07/01/2012	330,000	291,225

		1,467,937

Metals & Mining 0.5%
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/2015	55,000	57,823
8.375%, 04/01/2017	625,000	663,518

		721,341

Paper & Forest Products 0.9%
Georgia Pacific Corp.:
8.125%, 05/15/2011	240,000	241,200
8.875%, 05/15/2031	200,000	190,500
International Paper Co., 7.95%, 06/15/2018	500,000	508,878
Verso Paper Holdings, LLC, 9.125%, 08/01/2014 µ	555,000	524,475

		1,465,053

TELECOMMUNICATION SERVICES 2.1%
Diversified Telecommunication Services 0.9%
Citizens Communications Co., 7.875%, 01/15/2027	210,000	181,650
FairPoint Communications, Inc., 13.125%, 04/01/2018 144A	115,000	114,425
Qwest Corp.:
6.50%, 06/01/2017	260,000	221,000
7.50%, 06/15/2023	125,000	105,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2008

	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Diversified Telecommunication Services continued
Qwest Corp.:
7.875%, 09/01/2011	$590,000	$588,525
8.875%, 03/15/2012	265,000	268,312

		1,478,912

Wireless Telecommunication Services 1.2%
Centennial Communications Corp., 8.125%, 02/01/2014	185,000	188,700
Cricket Communications, Inc., 9.375%, 11/01/2014	290,000	288,913
Rural Cellular Corp., 8.25%, 03/15/2012	595,000	622,519
Sprint Nextel Corp.:
6.90%, 05/01/2019	200,000	185,839
Ser. D, 7.375%, 08/01/2015	555,000	451,214
Ser. F, 5.95%, 03/15/2014	175,000	140,156

		1,877,341

UTILITIES 4.4%
Electric Utilities 4.3%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	670,000	706,850
Aquila, Inc., Step Bond, 11.875%, 07/01/2012 †† µ	1,220,000	1,416,310
CMS Energy Corp., 8.50%, 04/15/2011	65,000	68,680
Edison Mission Energy, 7.00%, 05/15/2017	75,000	72,188
Energy Future Holdings Corp.:
10.875%, 11/01/2017 144A	490,000	504,087
11.25%, 11/01/2017 144A	260,000	258,050
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	180,244	203,226
Mirant North America, LLC, 7.375%, 12/31/2013	885,000	882,787
NRG Energy, Inc., 7.375%, 02/01/2016	640,000	633,600
Orion Power Holdings, Inc., 12.00%, 05/01/2010	927,000	1,005,795
PNM Resources, Inc., 9.25%, 05/15/2015	60,000	60,900
Public Service Company of New Mexico, 13.00%, 04/01/2015	80,000	79,247
Reliant Energy, Inc.:
6.75%, 12/15/2014	840,000	850,500
7.875%, 06/15/2017	15,000	14,550

		6,756,770

Independent Power Producers & Energy Traders 0.1%
AES Corp.:
8.00%, 10/15/2017	20,000	19,800
8.00%, 06/01/2020 144A	115,000	110,688
Dynegy Holdings, Inc., 7.50%, 06/01/2015	10,000	9,450

		139,938

Total Corporate Bonds (cost $64,667,648)		60,393,245

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2008

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE 6.6%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Videotron, Ltd., 9.125%, 04/15/2018 144A	$15,000	$15,844

ENERGY 2.1%
Energy Equipment & Services 0.5%
Forbes Energy Services, 11.00%, 02/15/2015	655,000	658,275
TransCanada Pipelines, Ltd., 6.50%, 08/15/2018	100,000	101,170

		759,445

Oil, Gas & Consumable Fuels 1.6%
Connacher Oil & Gas, Ltd., 10.25%, 12/15/2015 144A	245,000	254,187
Griffin Coal Mining Co., Ltd., 9.50%, 12/01/2016 144A µ	1,585,000	1,260,075
OPTI Canada, Inc., 7.875%, 12/15/2014	1,085,000	1,078,219

		2,592,481

FINANCIALS 1.3%
Consumer Finance 0.4%
Avago Technologies Finance, Ltd., FRN, 8.18%, 06/01/2013	140,000	140,700
NXP Funding, LLC:
5.54%, 10/15/2013	15,000	11,719
7.875%, 10/15/2014	195,000	160,875
9.50%, 10/15/2015	205,000	139,400
Petroplus Finance, Ltd., 6.75%, 05/01/2014 144A	120,000	109,200
Virgin Media Finance plc, 8.75%, 04/15/2014	60,000	57,600

		619,494

Diversified Financial Services 0.9%
FMG Finance Property, Ltd., 10.625%, 09/01/2016 144A	780,000	877,500
Ship Finance International, Ltd., 8.50%, 12/15/2013	465,000	462,675

		1,340,175

INDUSTRIALS 0.9%
Road & Rail 0.9%
Kansas City Southern de Mexico:
7.375%, 06/01/2014	705,000	690,900
9.375%, 05/01/2012	650,000	682,500

		1,373,400

INFORMATION TECHNOLOGY 0.3%
Communications Equipment 0.3%
Nortel Networks Corp.:
10.125%, 07/15/2013 µ	610,000	570,350
10.75%, 07/15/2016 144A	10,000	9,300

		579,650

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2008

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
MATERIALS 1.3%
Metals & Mining 1.1%
Evraz Group SA:
8.875%, 04/24/2013 144A	$25,000	$24,375
9.50%, 04/24/2018 144A	400,000	390,000
Novelis, Inc., 7.25%, 02/15/2015 µ	1,075,000	1,002,437
Vedanta Resource plc, 9.50%, 07/18/2018 144A	285,000	280,725

		1,697,537

Paper & Forest Products 0.2%
Cascades, Inc., 7.25%, 02/15/2013	165,000	140,250
Corporacion Durango SAB de CV, 10.50%, 10/05/2017 144A	260,000	117,000

		257,250

TELECOMMUNICATION SERVICES 0.7%
Wireless Telecommunication Services 0.7%
Intelsat, Ltd.:
8.50%, 04/15/2013 144A	390,000	388,050
8.875%, 01/15/2015 144A	290,000	288,188
Vimpel Communications:
8.375%, 04/30/2013 144A	5,000	4,837
9.125%, 04/30/2018 144A	405,000	383,540

		1,064,615

UTILITIES 0.0%
Electric Utilities 0.0%
InterGen NV, 9.00%, 06/30/2017 144A	30,000	30,750

Total Yankee Obligations – Corporate (cost $10,946,819)		10,330,641

CONVERTIBLE DEBENTURES 0.1%
INFORMATION TECHNOLOGY 0.1%
Communications Equipment 0.1%
Nortel Networks Corp., 2.125%, 04/15/2014 (cost $158,030)	240,000	148,800

	Shares	Value

CONVERTIBLE PREFERRED STOCKS 3.5%
ENERGY 3.5%
Oil, Gas & Consumable Fuels 3.5%
El Paso Corp., 4.99%, 12/31/2049 144A (cost $4,534,688)	4,000	5,446,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2008

	Shares	Value

COMMON STOCKS 77.0%
ENERGY 2.5%
Oil, Gas & Consumable Fuels 2.5%
El Paso Corp.	75,000	$1,257,000
Southwestern Energy Co. *	30,000	1,151,100
Williams Cos.	50,000	1,544,500

		3,952,600

INFORMATION TECHNOLOGY 0.2%
Communications Equipment 0.2%
Neutral Tandem, Inc.	14,248	292,084

TELECOMMUNICATION SERVICES 13.8%
Diversified Telecommunication Services 10.6%
Cbeyond, Inc.	20,000	338,600
Chunghwa Telecom Co., Ltd., ADR	100,000	2,474,000
D&E Communications, Inc.	85,700	801,295
Shenandoah Telecommunications Co. ρ +	352,935	6,098,717
Telstra Corp., Ltd.	1,500,000	5,570,411
Windstream Corp.	100,000	1,242,000

		16,525,023

Wireless Telecommunication Services 3.2%
American Tower Corp., Class A *	80,000	3,306,400
Rogers Communications, Inc., Class B	45,000	1,628,100

		4,934,500

UTILITIES 60.5%
Electric Utilities 36.9%
Allegheny Energy, Inc.	100,000	4,533,000
DPL, Inc. ρ	250,000	6,205,000
E.ON AG, ADR	100,000	5,808,000
Edison International	75,000	3,444,000
El Paso Electric Co.	25,000	532,250
Enel SpA	500,000	4,597,571
Entergy Corp. ρ	56,000	5,789,840
Exelon Corp.	90,000	6,836,400
FirstEnergy Corp.	47,000	3,414,080
Fortum Oyj	75,000	3,076,080
ITC Holdings Corp.	36,000	2,016,360
Maine & Maritimes Corp.	1,135	50,337
Southern Co.	150,000	5,626,500
TERNA SpA	250,000	1,005,249
Westar Energy, Inc.	211,800	4,797,270

		57,731,937

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2008

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Independent Power Producers & Energy Traders 4.0%
Constellation Energy Group, Inc.	44,880	$2,993,945
Ormat Technologies, Inc.	65,000	3,259,100

		6,253,045

Multi-Utilities 16.6%
CenterPoint Energy, Inc.	100,000	1,588,000
Energy East Corp.	100,000	2,720,000
GDF Suez SA	152,712	8,798,424
Sempra Energy	72,200	4,181,824
Suez Environnement SA	40,000	1,148,367
United Utilities Group plc ρ	576,116	7,494,522
Wisconsin Energy Corp.	1,500	70,155

		26,001,292

Water Utilities 3.0%
American Water Works Co., Inc.	55,000	1,262,250
Pennichuck Corp.	150,000	3,484,500

		4,746,750

Total Common Stocks (cost $111,898,883)		120,437,231

PREFERRED STOCKS 11.8%
UTILITIES 11.8%
Electric Utilities 11.3%
Carolina Power & Light Co., 5.00%	9,217	800,151
Connecticut Light & Power Co., Ser. 1947, 2.00%	22,000	819,500
Connecticut Light & Power Co., Ser. 1949, 2.04%	9,600	364,800
Consolidated Edison, Inc., Ser. A, 5.00%	27,820	2,394,606
Dayton Power & Light Co., Ser. A, 3.75%	9,416	676,481
Dayton Power & Light Co., Ser. B, 3.75%	5,120	373,600
Dayton Power & Light Co., Ser. C, 3.90%	17,500	1,260,000
Entergy Arkansas, Inc., 6.08%	644	66,473
Hawaiian Electric Industries, Inc., Ser. K, 4.65%	27,000	437,063
Pacific Gas & Electric Co., Ser. D, 5.00%	126,000	2,646,000
Pacific Gas & Electric Co., Ser. H, 4.50%	33,800	642,200
Pacific Gas & Electric Co., Ser. I, 4.36%	39,900	742,140
PECO Energy Co., Ser. C, 4.40%	29,590	2,352,405
Southern California Edison Co., Ser. B, 4.08%	45,900	826,200
Southern California Edison Co., Ser. D, 4.32%	54,000	1,017,900
Union Electric Co., 4.50%	14,600	1,124,200
Union Electric Co., 4.56%	11,190	828,060
Union Electric Co., Ser. 1969, 4.00%	4,200	281,400

		17,653,179

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2008

	Shares	Value

PREFERRED STOCKS continued
UTILITIES continued
Water Utilities 0.5%
Hackensack Water Co., 4.99%	10,469	$827,051

Total Preferred Stocks (cost $19,361,100)		18,480,230

ESCROW SHARES 0.0%
Mirant Corp. Escrow * + ☐ (cost $0)	5,000,000	0

	Principal Amount	Value

LOANS 3.2%
CONSUMER DISCRETIONARY 1.2%
Ford Motor Co., FRN, 5.47%, 12/15/2013	$404,759	314,858
General Motors Corp., FRN, 5.16%, 11/29/2013	440,000	328,456
Idearc, Inc., FRN, 4.47%-4.80%, 11/17/2014	345,485	240,454
Newsday, 9.75%, 07/15/2013	150,000	148,531
Realogy Corp., FRN:
5.31%, 10/10/2013	37,121	30,742
5.46%, 10/10/2013	137,879	114,183
Tropicana Entertainment, LLC, FRN, 8.25%, 01/03/2012 <	785,000	639,673

		1,816,897

CONSUMER STAPLES 0.4%
Merisant Co., FRN, 6.30%, 01/11/2010	224,558	212,360
Wm. Wrigley Jr. Co., N/A, 09/30/2014 <	455,000	456,238

		668,598

ENERGY 0.1%
Alon Krotz Springs, Inc., FRN, 10.75%, 07/03/2014	90,000	85,855
Semgroup Energy Partners, N/A, 07/20/2012 <	155,000	137,950

		223,805

INDUSTRIALS 0.6%
Clarke American Corp., FRN, 5.29%-5.30%, 04/04/2014	566,661	469,699
Neff Corp., FRN, 6.40%, 11/30/2014	705,000	424,502

		894,201

INFORMATION TECHNOLOGY 0.1%
Activant Solutions, Inc., FRN, 4.69%-4.81%, 05/02/2013	120,837	103,429

MATERIALS 0.8%
Boise Paper Holdings, LLC, FRN, 11.00%, 04/30/2014	60,000	57,485
Lyondell Chemical Co., FRN, 7.00%, 12/20/2014 <	1,445,000	1,181,779

		1,239,264

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2008

	Principal Amount	Value

LOANS continued
UTILITIES 0.0%
Texas Competitive Electric Holdings Company, LLC, 5.99%-6.30%, 10/10/2014	$1,993	$1,855

Total Loans (cost $5,272,407)		4,948,049

	Shares	Value

SHORT-TERM INVESTMENTS 21.0%
MUTUAL FUND SHARES 21.0%
BGI Prime Money Market Fund, Premium Shares, 2.53% q ρρ	4,208,709	4,208,709
BlackRock Liquidity TempFund, Institutional Class, 2.50% q ρρ	4,285,446	4,285,446
Evergreen Institutional Money Market Fund, Class I, 2.57% q ø ρρ	19,869,074	19,869,074
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 2.67% q ρρ	4,428,186	4,428,186

Total Short-Term Investments (cost $32,791,415)		32,791,415

Total Investments (cost $249,630,990) 161.8%		252,975,611
Other Assets and Liabilities (61.8%)		(96,591,870)

Net Assets 100.0%		$156,383,741

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

µ	All or a portion of this security has been segregated as collateral for reverse repurchase agreements.
ρ	All or a portion of this security is on loan.
††	The rate shown is the stated rate at the current period end.
†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

*	Non-income producing security
+	Security is deemed illiquid and is valued using market quotations when readily available, unless otherwise noted.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
<	All or a portion of the position represents an unfunded loan commitment.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt
FRN	Floating Rate Note

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2008

The following table shows the percent of total long-term investments by geographic location as of August 31, 2008:

United States	77.9%
France	4.5%
United Kingdom	3.5%
Australia	3.5%
Germany	2.6%
Italy	2.5%
Canada	2.2%
Finland	1.4%
Mexico	0.7%
Bermuda	0.6%
Luxembourg	0.2%
Ireland	0.2%
Netherlands	0.1%
Singapore	0.1%

100.0%

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of August 31, 2008* (unaudited):

AAA	2.7%
AA	0.3%
A	0.9%
BBB	6.0%
BB	42.5%
B	42.7%
CCC	2.3%
NR	2.6%

100.0%

The following table shows the percent of total investments based on effective maturity as of August 31, 2008* (unaudited):

Less than 1 year	6.6%
1 to 3 year(s)	15.4%
3 to 5 years	19.0%
5 to 10 years	53.4%
10 to 20 years	3.4%
20 to 30 years	2.2%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2008

Assets
Investments in securities, at value (cost $229,761,916) including $16,930,046 of securities loaned	$233,106,537
Investments in affiliated money market fund, at value (cost $19,869,074)	19,869,074

Total investments	252,975,611
Segregated cash	1,472,482
Foreign currency, at value (cost $5,326,857)	5,089,793
Receivable from broker	570,514
Receivable for securities sold	8,004,191
Dividends and interest receivable	2,763,634
Unrealized gains on credit default swap transactions	15,965
Receivable for securities lending income	8,732
Prepaid structuring fee	722,557

Total assets	271,623,479

Liabilities
Dividends payable	2,055,804
Payable for securities purchased	6,976,967
Unrealized losses on credit default swap transactions	13,483
Premiums received on credit default swap transactions	89,059
Payable for reverse repurchase agreements	6,560,414
Payable for securities on loan	18,176,478
Secured borrowing payable	80,193,795
Written options, at value (premiums received $199,107)	233,938
Payable to investment advisor	711,112
Due to custodian bank	417
Advisory fee payable	14,341
Due to other related parties	1,335
Accrued expenses and other liabilities	212,595

Total liabilities	115,239,738

Net assets	$156,383,741

Net assets represented by
Paid-in capital	$160,699,081
Overdistributed net investment income	(182,485)
Accumulated net realized losses on investments	(7,233,497)
Net unrealized gains on investments	3,100,642

Net assets	$156,383,741

Net asset value per share
Based on $156,383,741 divided by 8,938,270 common shares issued and outstanding (unlimited number of common shares authorized)	$17.50

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended August 31, 2008

Investment income
Dividends (net of foreign withholding taxes of $1,098,652)	$17,249,344
Interest (net of foreign withholding taxes of $1,777)	7,145,287
Securities lending	577,159
Income from affiliate	542,117

Total investment income	25,513,907

Expenses
Advisory fee	1,626,622
Administrative services fee	135,551
Transfer agent fees	30,290
Trustees’ fees and expenses	4,739
Printing and postage expenses	86,773
Custodian and accounting fees	72,880
Professional fees	78,364
Secured borrowing fees	390,984
Auction agent fees	146,240
Interest expense	961,009
Other	18,910

Total expenses	3,552,362
Less: Expense reductions	(11,076)
Fee waivers	(46,899)

Net expenses	3,494,387

Net investment income	22,019,520

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	(7,773,759)
Foreign currency related transactions	119,782
Written options	78,483
Interest rate swap transactions	(157,640)
Credit default swap transactions	(5,463)

Net realized losses on investments	(7,738,597)
Net change in unrealized gains or losses on investments	(30,320,394)

Net realized and unrealized gains or losses on investments	(38,058,991)

Distributions to preferred shareholders from net investment income	(2,902,064)

Net decrease in net assets resulting from operations	$(18,941,535)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2008	2007

Operations
Net investment income	$22,019,520	$24,180,813
Net realized gains or losses on investments	(7,738,597)	30,021,307
Net change in unrealized gains or losses on investments	(30,320,394)	(10,327,145)
Distributions to preferred shareholders from
Net investment income	(2,902,064)	(2,537,418)
Net realized gains	0	(1,738,712)

Net increase (decrease) in net assets resulting from operations	(18,941,535)	39,598,845

Distributions to common shareholders from
Net investment income	(24,384,141)	(32,529,894)
Net realized gains	(15,510,502)	0

Total distributions to common shareholders	(39,894,643)	(32,529,894)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	6,154,409	6,041,404

Total increase (decrease) in net assets applicable to common shareholders	(52,681,769)	13,110,355
Net assets
Beginning of period	209,065,510	195,955,155

End of period	$156,383,741	$209,065,510

Undistributed (overdistributed) net investment income	$(182,485)	$6,290,961

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

August 31, 2008

Cash Flows from Operating Activities:
Net decrease in net assets from operations	$(18,941,535)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities including amortization of premium and accretion of discount on long-term securities	(411,204,376)
Proceeds from disposition of investment securities	426,441,638
Sale of short-term investment securities, net	10,845,506
Premiums received from credit default swaps	89,059
Decrease in dividends and interest receivable	1,140,390
Increase in receivable for securities sold	(1,725,417)
Decrease in receivable for securities lending income	24,215
Increase in receivable from broker	(570,514)
Increase in payable for securities purchased	6,609,090
Increase in segregated cash	(1,472,482)
Decrease in payable for securities on loan	(12,999,325)
Increase in accrued expenses	99,160
Amortization of prepaid structuring fee	77,443
Unrealized depreciation on investments	30,063,021
Net realized losses from investments	7,858,379

Net cash provided by operating activities	36,334,252

Cash Flows from Financing Activities:
Cash distributions paid on common shares	(33,684,201)
Decrease in reverse repurchase agreements	(79,821)
Increase in secured borrowing	80,193,795
Net cash paid for structuring fee	(88,888)
Redemption of preferred shares	(80,000,000)
Decrease in dividends payable on preferred shares	(253,296)

Net cash used in financing activities	(33,912,411)

Net increase in cash	2,421,841

Cash (including foreign currency):
Begining of year	$2,667,535

End of year	$5,089,376

Supplemental cash disclosure:
Cash paid for interest	$793,492

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions	$6,154,409

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004 and is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS continued

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

d. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

e. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

f. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are

NOTES TO FINANCIAL STATEMENTS continued

purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

g. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

h. Options

The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

i. Interest rate swaps

The Fund may enter into interest rate swap contracts to manage the Fund’s exposure to interest rates. Interest rate swaps involve the exchange between the Fund and another party of their commitments to pay or receive interest based on a notional principal amount.

NOTES TO FINANCIAL STATEMENTS continued

The value of the swap contract is marked-to-market daily based upon quotations from market makers and any change in value is recorded as an unrealized gain or loss. Payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates.

j. Credit default swaps

The Fund may enter into credit default swap contracts. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index in the event of default or bankruptcy. Under the terms of the swap, one party acts as a guarantor and receives a periodic stream of payments that is a fixed percentage applied to a notional principal amount over the term of the swap. The guarantor agrees to purchase the notional amount of the underlying instrument or index, at par, if a credit event occurs during the term of the swap. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The Fund may enter into credit default swaps as either the guarantor or the counterparty.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses. As guarantor, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As counterparty, the Fund could be exposed to risks if the guarantor defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index.

k. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

l. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) which prescribes a minimum threshold for

NOTES TO FINANCIAL STATEMENTS continued

financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after August 31, 2004.

m. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, premium amortization, consent fees, swap contracts, and partnership investments. During the year ended August 31, 2008, the following amounts were reclassified:

Overdistributed net investment income	$(1,206,761)
Accumulated net realized losses on investments	1,206,761

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes. For the year ended August 31, 2008, the advisory fee was equivalent to 0.88% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

Crow Point Partners, LLC is also an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended August 31, 2008, EIMC voluntarily waived its advisory fee in the amount of $46,899.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliate on the Statement of Operations.

Effective January 1, 2008, EIMC replaced Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, as the administrator to the Fund upon the assignment of the Fund’s Administrative Services Agreement from EIS to EIMC.

NOTES TO FINANCIAL STATEMENTS continued

There were no changes to the services being provided or fees being paid by the Fund. The administrator provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund’s average daily total assets. For the year ended August 31, 2008, the administrative fee was equivalent to 0.07% of the Fund’s average daily net assets.

Wachovia Bank NA, through its securities lending division of Wachovia Global Securities Lending, acts as the securities lending agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended August 31, 2008, the Fund paid brokerage commissions of $7,693 to Wachovia Securities, LLC.

4. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of common shares with no par value. For the year ended August 31, 2008 and the year ended August 31, 2007, the Fund issued 243,614 and 232,309 common shares, respectively.

The Fund had issued 3,200 shares of Auction Market Preferred Shares (“Preferred Shares”) with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on Preferred Shares were cumulative at a rate, which was reset based on the result of an auction. During the year ended August 31, 2008, the Preferred Shares experienced failed auctions and the Fund paid dividends to the holders of Preferred Shares based on the maximum rate allowed under the governing documents for the Preferred Shares. The annualized dividend rate of 3.65% for the year ended August 31, 2008 includes the maximum rate for the dates on which the auctions failed.

On April 30, 2008, the Fund secured debt financing from a multi-seller commercial paper conduit administered by a major financial institution (the “Facility”) in order to redeem the Fund’s outstanding Preferred Shares. The Fund’s borrowings under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued by the Facility to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 4%. During the year ended August 31, 2008, the Fund incurred an effective interest rate of 2.75% on the borrowings, which was based on the rates of the commercial paper notes issued by the Facility. The Fund has pledged its assets to secure borrowings under the Facility. The Fund pays, on a monthly basis, a liquidity fee at an annual rate of 0.50% of the total commitment amount and a program fee at an annual rate of 0.75% on the daily average outstanding principal amount of borrowings. A structuring fee of $800,000 was paid by EIMC on behalf of the Fund, which represents 1.00% of the financing available to the Fund under the Facility. This fee is being amortized over three years. During the year ended August 31, 2008, the Fund recognized amortization expense of $77,443. The Fund will reimburse EIMC over the three year period. During the year ended August 31, 2008, the Fund paid interest of $637,729, representing 0.34% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

On May 20, 2008, all Preferred Shares had been redeemed through funding under the Facility.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $396,191,017 and $404,873,354, respectively, for the year ended August 31, 2008.

As of year ended August 31, 2008, the Fund had unfunded loan commitments of $1,928,775.

During the year ended August 31, 2008, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of $6,530,910 with a weighted average interest rate of 4.95% and paid interest of $323,280, representing 0.18% of the Fund’s average daily net assets. The maximum amount outstanding under reverse repurchase agreements during the year ended August 31, 2008 was $6,602,704 (including accrued interest). At August 31, 2008, reverse repurchase agreements outstanding were as follows:

Repurchase Amount	Counterparty	Interest Rate	Maturity Date

$6,560,414	Lehman Brothers	3.46%	10/08/2008

During the year ended August 31, 2008, the Fund loaned securities to certain brokers and earned $126,179 in affiliated income relating to securities lending activity which is included in income from affiliate on the Statement of Operations. At August 31, 2008, the value of securities on loan and the total value of collateral received for securities loaned amounted to $16,930,046 and $18,176,478, respectively.

At August 31, 2008, the Fund had the following credit default swap contracts outstanding:

Expiration	Counterparty	Reference Debt Obligation/Index	Notional Amount	Fixed Payments Received	Frequency of Payments Received	Unrealized Gain (Loss)

09/20/2013	Deutsche Bank	Centex, 5.25%, 06/15/2015	$80,000	4.75%	Quarterly	$583
09/20/2013	Lehman Brothers	Centex 5.25%, 06/15/2015	85,000	4.50%	Quarterly	(136)
09/20/2013	Lehman Brothers	Centex, 5.25%, 06/15/2015	155,000	3.85%	Quarterly	(3,514)
12/13/2049	Deutsche Bank	CMBX North America	65,000	1.47%	Monthly	297
		AJ 3 Index
12/13/2049	Goldman Sachs	CMBX North America	55,000	0.08%	Monthly	340
		AAA 3 Index
12/13/2049	Goldman Sachs	CMBX North America	135,000	1.47%	Monthly	5,449
		AJ 3 Index
12/13/2049	Lehman Brothers	CMBX North America	5,000	1.47%	Monthly	640
		AJ 3 Index

NOTES TO FINANCIAL STATEMENTS continued

Expiration	Counterparty	Reference Debt Obligation/Index	Notional Amount	Fixed Payments Received	Frequency of Payments Received	Unrealized Gain (Loss)

12/13/2049	Lehman Brothers	CMBX North America	$10,000	0.08%	Monthly	$(253)
		AAA 3 Index
12/13/2049	Lehman Brothers	CMBX North America	55,000	0.08%	Monthly	1,090
		AAA 3 Index
12/13/2049	Lehman Brothers	CMBX North America	75,000	1.47%	Monthly	(4,348)
		AJ 3 Index
12/13/2049	UBS	CMBX North America	100,000	0.08%	Monthly	7,340
		AAA 3 Index

Expiration	Counterparty	Reference Debt Obligation/Index	Notional Amount	Fixed Payments Made	Frequency of Payments Made	Unrealized Gain (Loss)

09/20/2013	Deutsche Bank	Pulte, 5.25%, 01/15/2014	$80,000	3.25%	Quarterly	$(947)
09/20/2013	Lehman Brothers	Pulte, 5.25%, 01/15/2014	85,000	3.20%	Quarterly	(870)
09/20/2013	Lehman Brothers	Motorola, 6.50%, 09/01/2025	110,000	2.39%	Quarterly	80
09/20/2013	Lehman Brothers	Pulte, 5.25%, 01/15/2014	155,000	2.86%	Quarterly	146
09/20/2013	UBS	Motorola, 6.50%, 09/01/2025	55,000	3.02%	Quarterly	(1,326)
09/20/2013	UBS	Motorola, 6.50%, 09/01/2025	95,000	2.97%	Quarterly	(2,089)

During the year ended August 31, 2008, the Fund had written option activities as follows:

	Number of Contracts	Premiums Received

Options outstanding at August 31, 2007	0	$0
Options written	2,387	230,187
Options expired	(362)	(22,616)
Options closed	(200)	(8,464)

Options outstanding at August 31, 2008	1,825	199,107

Open call options written at August 31, 2008 were as follows:

Expiration Date		Number of Contracts	Strike Price	Market Value	Premiums Received

09/20/2008	Cbeyond Inc.	75	$17.50	$5,438	$6,480
09/20/2008	Energy East Corp.	100	25	28,000	25,800
09/20/2008	Rogers Communications, Inc.	750	35	127,500	71,500
09/20/2008	Southwestern Energy Corp.	400	42.50	24,000	33,700
09/20/2008	Southwestern Energy Corp.	300	40	39,000	48,400
09/20/2008	Southwestern Energy Corp.	100	45	3,000	3,800
09/20/2008	Visa, Inc.	100	80	7,000	9,427

NOTES TO FINANCIAL STATEMENTS continued

On August 31, 2008, the aggregate cost of securities for federal income tax purposes was $250,044,393. The gross unrealized appreciation and depreciation on securities based on tax cost was $17,859,582 and $14,928,364, respectively, with a net unrealized appreciation of $2,931,218.

As of August 31, 2008, the Fund had $701,198 in capital loss carryovers for federal income tax purposes expiring in 2016.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of August 31, 2008, the Fund incurred and will elect to defer post-October losses of $6,118,895.

6. DISTRIBUTIONS TO SHAREHOLDERS

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$1,968,305	$2,668,478	$6,820,093	$(2,132,030)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization, swap contracts and partnership investments. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended August 31,

	2008	2007

Ordinary Income	$27,286,562	$35,067,312
Long-term Capital Gain	15,510,145	1,738,712

7. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund’s custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported

NOTES TO FINANCIAL STATEMENTS continued

in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry and, therefore, may be more affected by changes in that industry than would be a comparable mutual fund that is not heavily weighted in any industry.

10. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, Evergreen Service Company, LLC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and have paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

11. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally

NOTES TO FINANCIAL STATEMENTS continued

accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period .. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

12. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration Date	Record Date	Payable Date	Net Investment Income

July 18, 2008	August 13, 2008	September 2, 2008	$ 0.23
August 15, 2008	September 16, 2008	October 1, 2008	$ 0.23
September 18, 2008	October 16, 2008	November 3, 2008	$ 0.23

These distributions are not reflected in the accompanying financial statements.

13. SUBSEQUENT EVENTS

Subsequent to the Fund’s fiscal year end, Lehman Brothers Holdings, Inc. filed for Chapter 11 bankruptcy protection on September 25, 2008.

On September 23, 2008, all outstanding credit default swap agreements with Lehman Brothers were terminated.

Securities that were on loan to Lehman Brothers have been returned to the Fund by the securities lending agent at no cost to the Fund.

On August 31, 2008, the Fund had outstanding reverse repurchase agreements with Lehman Brothers. Due to the bankruptcy filing by Lehman Brothers, the securities

NOTES TO FINANCIAL STATEMENTS continued

collateralizing the reverse repurchase agreements may not be able to be re-purchased by the Fund. The estimated loss that may be recognized by the Fund is $2,196,545 as the value of the securities exceeds the amount of the cash received. The effect of this transaction is not reflected in the accompanying financial statements.

Wells Fargo & Company (“Wells Fargo”) and Wachovia announced on October 3, 2008 that Wells Fargo agreed to acquire Wachovia in a whole company transaction that will include all of Wachovia’s banking and other businesses. The transaction is expected to close during the fourth quarter of 2008, subject to receipt of regulatory approvals and Wachovia shareholder approval. In connection with this transaction, Wachovia has issued preferred shares representing approximately a 40% voting interest in Wachovia to Wells Fargo. Due to its ownership of preferred shares, Wells Fargo may be deemed to control EIMC.

If Wells Fargo is deemed to control EIMC, then the advisory agreement between the Fund and EIMC and the sub-advisory agreements between EIMC and the Fund’s various sub-advisors would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and interim sub-advisory agreements with each sub-advisor, which became effective upon the issuance of the preferred shares. The interim agreements will be in effect for a period of up to 150 days. EIMC’s receipt of the advisory fees under an interim advisory agreement is subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Utilities and High Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Utilities and High Income Fund, as of August 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Utilities and High Income Fund as of August 31, 2008, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 29, 2008

AUTOMATIC DIVIDEND REINVESTMENT PLAN (unaudited)

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $15,510,145 for the fiscal year ended August 31, 2008.

For corporate shareholders, 18.03% of ordinary income dividends paid during the fiscal year ended August 31, 2008 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended August 31, 2008, the Fund designates 34.16% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2008 year-end tax information will be reported on your 2008 Form 1099-DIV, which shall be provided to you in early 2009.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Chairman of the Finance Committee, Member of the Executive Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 53 portfolios as of 12/31/2007)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel[1] Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc.(real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Dr. Russell A. Salton III Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None

Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

Dennis H. Ferro[3] President DOB: 6/20/1945 Term of office since: 2003

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and Assistant General Counsel, Wachovia Corporation

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co., Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee, serves a three-year term concurrent with the class from which the Trustee is elected. Each Trustee, except Ms. Kosel, oversaw 94 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

571535 rv5 10/2008

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of the Registrant’s annual financial statements for the fiscal years ended August 31, 2008 and August 31, 2007, and fees billed for other services rendered by KPMG LLP.

	2008	2007
Audit fees	$47,708	$54,108
Audit-related fees	0	0
Tax fees (1)	727	0
Non-audit fees (2)	912,374	1,108,367
All other fees	0	0
Total fees	$960,809	$1,162,475

(1) Tax fees consists of fees for tax consultation, tax compliance and tax review.

(2) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund
Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Russell A. Salton, III, Patricia B. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, Evergreen Investment Management Company, LLC (the “Advisor”).

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC — February 1, 2007

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Committee

Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2007.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
•	Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

•	Composition of the board and key board committees;
•	Attendance at board and committee meetings;
•	Corporate governance provisions and takeover activity;
•	Disclosures under Section 404 of the Sarbanes-Oxley Act;
•	Long-term company performance relative to a market and peer index;
•	Extent of the director’s investment in the company;
•	Existence of related party transactions;
•	Whether the chairman is also serving as CEO;
•	Whether a retired CEO sits on the board;
•	Number of outside boards at which a director serves.
•	Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•	The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•	The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”.

WITHHOLD from inside directors and affiliated outside directors when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.
•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between chief executive pay and company performance;
•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has backdated options (see “Options Backdating” policy);
•	The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

o	Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
o	Serving as liaison between the chairman and the independent directors,
o	Approving information sent to the board,
o	Approving meeting agendas for the board,
o	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
o	Having the authority to call meetings of the independent directors,
o	If requested by major shareholders, ensuring that he is available for consultation and direct communication;
•	Two-thirds independent board;
•	All-independent key committees;
•	Established governance guidelines;
•	The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the proxy contest;
•	Qualifications of director nominees (both slates);
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates);
•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20 percent trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

·

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

·	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
·	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
·	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
·	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
·	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Poor Pay Practices

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices, such as:

·	Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);
·	Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);
·	Huge bonus payouts without justifiable performance linkage or proper disclosure;
·	Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);
·	Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);
·	New CEO awarded an overly generous new hire package (e.g., including excessive “make whole” provisions or any of the poor pay practices listed in this policy);
·	Excessive severance provisions (e.g., including excessive change in control payments);
·	Change in control payouts without loss of job or substantial diminution of job duties;
·	Internal pay disparity;
·	Options backdating (covered in a separate policy); and

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;
•	There is a disconnect between CEO pay and the company’s performance;
•	The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

•	Stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
o	A minimum vesting of three years for stock options or restricted stock; or
o	Deferred stock payable at the end of a three-year deferral period.
•	A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites for non-employee directors; and
•	A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Employee Stock Purchase Plans — Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

•	Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Length of time of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recouping option gains on backdated grants;
•	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

•	A trigger beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
•	Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;
•	The company’s existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;
•	The company intends to pursue operations in the ANWR; and
•	The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
•	The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

•	The company does not maintain operations in Kyoto signatory markets;
•	The company already evaluates and substantially discloses such information; or,
•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are concerns about the accounts presented or audit procedures used; or
•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	there are serious concerns about the accounts presented or the audit procedures used;
•	the auditors are being changed without explanation; or
•	nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;
•	questions exist concerning any of the statutory auditors being appointed; or
•	the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been met in a timely fashion;
•	There are clear concerns over questionable finances or restatements;
•	There have been questionable transactions with conflicts of interest;
•	There are any records of abuses against minority shareholder interests; and
•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in question; or
•	legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or
•	the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

•	clear evidence of past abuse of the authority is available; or
•	the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.
•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Andrew Cestone is the Head of Global High Yield and Senior Portfolio Manager for Tattersall Advisory Group’s Global High Yield Team. He has been with Tattersall Advisory Group since 2007. Previously, he served as the Managing Director and Chief Investment Officer of the Global High Yield Team with Deutsche Asset Management Group from 1998 to 2006.

Timothy P. O’Brien, CFA is a co-founder and principal at Crow Point. Prior to founding Crow Point, he was a Senior Portfolio Manager and Managing Director at EIMC.

Other Funds and Accounts Managed.

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio managers of the Fund as of the Fund’s most recent fiscal year ended August 31, 2008.

Portfolio Manager		(Assets in thousands)
Andrew Cestone	Assets of registered investment companies managed
	Evergreen High Income Bond Fund	$457,845
	Evergreen Income Advantaged Fund	1,253,187
	Evergreen Multi-Sector Income Fund[1]	1,111,087
	Evergreen VA High Income Fund	31,954
	Evergreen Core Plus Bond Fund[1]	220,563
	Evergreen Select High Yield Bond Fund	99,734
	Evergreen Utilities and High Income Bond Fund	167,182

	TOTAL	$3,341,552
	Those subject to performance fee
	Number of other pooled investment vehicles managed	1
	Assets of other pooled investment vehicles managed	$63,744
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	0
	Number of other accounts managed	3
	Assets of other accounts managed	$195,632
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	0

1Mr. Cestone is not fully responsible for the management of the entire Evergreen Multi-Sector Income Fund or the Evergreen Core Plus Bond. As of August 31, 2008, he was responsible only for approximately $542.0 million of the $1,331.7 million in assets in these funds.

Portfolio Manager		(Assets in thousands)
Tim O’Brien	Assets of registered investment companies managed
	Evergreen Global Dividend Opportunity Fund[1]	$759,657
	Evergreen Utilities and High Income Fund[1]	236,039
	Evergreen Utility and Telecommunications Fund	576,229
	TOTAL	$1,571,925
	Those subject to performance fee	0
	Number of other pooled investment vehicles managed	0
	Assets of other pooled investment vehicles managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	0
	Assets of other accounts managed	$0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

1Mr. O’Brien is not fully responsible for the management of the entire Evergreen Utilities and High Income Fund or the Evergreen Global Dividend Opportunity Fund. As of August 31, 2008, he was responsible only for approximately $814.9 million of the $995.7 million in assets in these funds.

Conflicts of Interest.

EIMC. Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other. For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. EIMC seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

EIMC does not receive a performance fee for its management of the Funds, other than Evergreen Large Cap Equity Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In such an event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds. One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus. Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake. EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.

Conflicts of Interest.

Crow Point. Crow Point manages other investment vehicles, including some that may have investment objectives and strategies similar to the Fund’s. The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manger identifies a limited investment opportunity, such as an initial public offering that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that the Fund’s advisor or subadvisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the portfolio manager or investment advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, Crow Point has policies and procedures that attempt to address the various potential conflicts of interest described above. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

All employees of Crow Point are bound by the company’s Code of Ethics and compliance policies and procedures. Crow Point’s chief compliance officer monitors and reviews compliance regularly. Crow Point’s Code of Ethics and compliance procedures have been reviewed and accepted by EIMC. In addition, side-by-side trading rules have been agreed between EIMC and Crow Point as part of existing sub-advisory arrangements which are intended to ensure that shareholders of the sub-advised Evergreen funds are not disadvantaged in favor of other clients or investors of Crow Point in any investment, trading or allocations.

Compensation. EIMC. For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus. Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants.

The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component. The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broadbased index or universe of external funds or managers with similar characteristics). See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance. In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%. In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product. For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%. In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets. For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile. A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations. Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2008, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below. The benchmarks may change for purposes of calculating bonus compensation for calendar year 2008.

Portfolio Manager                                        Benchmark

Andrew Cestone                                Lipper High Yield Fund Universe

EIMC portfolio managers that manage certain privately offered pooled investment vehicles may also receive a portion of the advisory fees and/or performance fees charged by EIMC (or an affiliate of EIMC) to such clients. Unless described in further detail below, none of the portfolio managers of the Funds receives such compensation.

In addition, portfolio managers may participate, at their election, in various benefits programs, including the following:

• medical, dental, vision and prescription benefits,

• life, disability and long-term care insurance,

• before-tax spending accounts relating to dependent care, health care, transportation and parking, and

• various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

Compensation.

Crow Point. Portfolio managers at Crow Point are paid a fixed salary and participate in the profits of the firm in proportion to their equity ownership in the firm.

Fund Holdings.

The tables below presents the dollar range of investment each portfolio manager beneficially holds in each fund he manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended August 31, 2008. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Evergreen Utilities and High Income Fund

Andrew Cestone         $1 - $10,000

Timothy O’Brien          $10,001-$50,000

Evergreen Family of Funds

Andrew Cestone          over $1,000,000

Timothy O’Brien           $50,001-$100,000

The table below presents the dollar range of total exposure to the Evergreen family of funds
(including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2007. Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Peter Cziesko ....................................     $100,001 – $500,000
Executive Managing Director and
President of Global Distribution, EIMC

Dennis Ferro ......................................     Over $1,000,000
Chief Executive Officer, EIMC

Richard Gershen................................      $500,001 – $1,000,000
Executive Managing Director and
Head of Business Management and
Strategy, EIMC

W. Douglas Munn ..............................      $500,001 – $1,000,000
Chief Operating Officer, EIMC

Patrick O’Brien...................................      Over $1,000,000
President, Institutional Division, EIMC

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If applicable/not applicable at this time.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)      Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Utilities and High Income Fund

By: _______________________
       Dennis H. Ferro
       Principal Executive Officer

Date: November 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
       Dennis H. Ferro
       Principal Executive Officer

Date: November 3, 2008

By: ________________________
       Kasey Phillips
       Principal Financial Officer

Date: November 3, 2008